UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 25, 2005

Date of Report (date of earliest event reported)

APPLE COMPUTER, INC.

(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-10030 (Commission File Number)	94-2404110 (I.R.S. Employer Identification Number)

1 Infinite Loop, Cupertino, CA 95014 (Address of principal executive offices)

(408) 996-1010 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders; and

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 25, 2005, Apple Computer, Inc. amended its Restated Articles of Incorporation, as amended, to provide that the number of shares of Common Stock which the corporation is authorized to issue is 1,800,000,000 and that effective at 5 p.m. California time, on February 25, 2005 (the date of filing of the Certificate of Amendment of Restated Articles of Incorporation, as amended) each share of Common Stock outstanding as of 5 p.m. California time on February 18, 2005 shall be automatically and with no further action by the holder of such shares split into two shares of Common Stock.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99	Certificate of Amendment to Restated Articles of Incorporation, as amended, of Apple Computer, Inc. dated February 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.
Date: March 2, 2005
	By:	/s/ Peter Oppenheimer
Peter Oppenheimer Senior Vice President and Chief Financial Officer